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                            TRANSPORTATION AGREEMENT


         THIS AGREEMENT is made and entered into this 1st day of March, 1992, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and WASHINGTON NATURAL GAS COMPANY, hereinafter referred to as "Shipper".


RECITALS:

         A.      Shipper is a local distribution company of natural gas.

         B. Shipper owns or controls certain supplies of natural gas which it desires Transporter to transport for Shipper's account pursuant to Part 284 of the regulations of the Federal Energy Regulatory Commission ("FERC").

         C. Shipper has made a complete written request to Transporter for the transportation service described herein on February 10, 1989.


AGREEMENT:

         NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the parties agree as follows:


                  ARTICLE I - GAS DELIVERIES AND REDELIVERIES

         1.1 Subject to the terms, conditions and limitations hereof, Transporter agrees to receive from Shipper at the Receipt Point(s) specified in Exhibit A herein, transport and deliver to Shipper at the Delivery Point(s) specified in Exhibit B herein, the following quantities of natural gas, known as Transportation Contract Demand:

         Up to 5,000 MMBtu's/day provided that Transporter's receipt of gas at any receipt point for Shipper's account hereunder on any day shall not exceed the Maximum Daily Quantity set forth for such receipt point on Exhibit "A" hereto, and provided that Transporter's daily obligation to deliver gas to Shipper at any delivery point under this Transportation Agreement shall not exceed the Maximum Daily Delivery Obligation ("MDDO") set forth in Exhibit "B" of this Agreement.

         1.2 Pursuant to Article XIV of the General Transportation Terms and Conditions of Transporter's FERC Gas Tariff, Original Volume No. 1-A, applicable to this Agreement, Shipper has elected to furnish fuel and lost or unaccounted for gas volumes in-kind. Transporter may receive volumes of gas in excess of the maximum daily quantity set forth in Section 1.1 when necessary to cover such fuel gas reimbursement while making full delivery of such maximum daily quantity or to cover certain balancing receipts agreed to by the parties.
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         1.3  Such transportation shall be on a firm basis.


                 ARTICLE II - TRANSPORTATION RATES AND CHARGES

         2.1     (a)      Shipper agrees to pay Transporter for all natural gas
                          transportation service rendered under the terms of this Agreement in accordance with Transporter's Rate
                          Schedule TF-1 as filed with the FERC, and as such rate schedule may be amended or superseded from time to time.

                 (b) (Reserved for rate adjustments made pursuant to Section 3.4 of Rate Schedule TF-1.)

         2.2 This Agreement shall be subject to the provisions of such Rate Schedule and the General Transportation Terms and Conditions applicable thereto (and as they may be amended by Article VIII of this Agreement) and effective from time to time, which by this reference are incorporated herein and made a part hereof.


                    ARTICLE III - GOVERNMENTAL REQUIREMENTS

         3.1 Shipper shall reimburse Transporter for any and all filing fees incurred by Transporter in seeking governmental authorization for the initiation, extension or termination of service under this Transportation Agreement.

         3.2 The transportation service contemplated herein shall be provided by Transporter pursuant to Section 284.223 of the FERC's regulations.

         3.3 Upon termination, this Transportation Agreement shall cease to have any force or effect, save as to any unsatisfied obligations or liabilities of either party arising hereunder prior to the date of such termination, or arising thereafter as a result of such termination. Provided, however that this provision shall not supersede any abandonment authorization which may be required.

         3.4 (Section 3.4 shall be applicable only for the transportation of imported natural gas.) Shipper hereby acknowledges and agrees that either it or its buyer or seller is the "importer of record" and it will comply with all requirements for reporting and submitting payment of duties, fees, and taxes to the United States or agencies thereof to be made on imported natural gas and for making the declaration of entry pursuant to 19 CFR 141.19. Shipper agrees to indemnify and hold Transporter harmless from any and all claims of damage or violation of any applicable laws, ordinances and statutes which pertain to the importation of the gas transported hereunder and which require reporting and/or filing of fees in connection with said import.





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                               ARTICLE IV - TERM

         4.1 This Agreement becomes effective the date first written above and all remain in full force and effect until October 31, 2004 and year to year thereafter, subject to termination by either party either at the expiration of the primary term or upon any anniversary thereafter by giving written notice so stating to the other party at least twelve (12) months in advance.


            ARTICLE V - WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

         5.1 Any shipper under this Rate Schedule warrants for itself, its successors and assigns, that all gas delivered to Transporter for transportation hereunder shall be eligible for transportation in interstate commerce under applicable rules, regulations or orders of the FERC. Shipper will indemnify Transporter and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) and regulatory proceedings, arising from breach of this warranty.

                              ARTICLE VI - NOTICES

         6.1 Unless herein provided to the contrary, any notice called for in this Transportation Agreement shall be in writing and shall be considered as having been given if delivered personally, or by mail to telegraph with all postage and charges prepaid to either Shipper or Transporter at the place designated. Routine communications shall be considered as duly delivered when mailed by ordinary mail. Normal operating instructions can be made by telephone. Unless changed, the addresses of the parties are as follows:

                          NORTHWEST PIPELINE CORPORATION
                          P. 0. BOX  58900
                          SALT LAKE CITY, UTAH 84158-0900

Statements:                               Attention:  T&E Accounting (MS-10496)
Payments:                                 Attention:  Cash Control (MS-10491)
Contractual Notices:                      Attention:  Transportation (MS-10361)
Other Notices:                            Attention:  T&E Management (MS-10334)

                          WASHINGTON NATURAL GAS COMPANY
                          P. O. Box 1869
                          815 Mercer Street
                          Seattle, Washington 98111
                            Attention:  John Stefani





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                    ARTICLE VII - OTHER OPERATING PROVISIONS

         7.1 Pursuant to Section 5.3 of the General Transportation Terms and Conditions, Shipper shall make payments to Transporter hereunder by wire transfer of immediately available funds by the due date set forth herein. Such funds shall be wire transferred to the First Interstate Bank of Utah located In Salt Lake City, Utah for Transporter's Account No. 02-07358-3.


           ARTICLE VIII - ADJUSTMENTS TO GENERAL TERMS AND CONDITIONS

         8.1 Certain of the General Transportation Terms and Conditions are to be adjusted for the purpose of this Agreement, as specified below:

                                     None.


                ARTICLE IX - CANCELLATION OF PRIOR AGREEMENT(S)

         9.1 When this Agreement takes effect, it supersedes, cancels and terminates the following agreement(s):

                                     None.


                       ARTICLE X - SUCCESSORS AND ASSIGNS

         10.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment or transfer by Shipper hereunder shall be made without written approval of Transporter. Such approval shall not be unreasonably withheld. As between the parties hereto, such assignment shall become effective on the first day of the month following written notice that such assignment has been effectuated.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above set forth.


WASHINGTON NATURAL GAS COMPANY            NORTHWEST PIPELINE CORPORATION
           (Shipper)                      (Transporter)


By:  /s/  JOHN F. STEFANI                 By:  /s/  MATT J. GILLIS
   ---------------------------------          --------------------------------
Name: John F. Stefani, Vice President     Matt J. Gillis
Title: Gas Supply & Industrial Marketing  Attorney-in-Fact

Attest: /s/ Brad A. Barnds
        ----------------------------

                                  EXHIBIT "A"

                                     to the

                            TRANSPORTATION AGREEMENT

                              DATED March 1, 1992

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY


                                 RECEIPT POINTS
                                 --------------

                                                            Maximum Daily Quantity
Receipt Point                                               For Each Receipt Point
- -------------                                               ----------------------
                                                                   (MMBtus)
Sumas                                                               5,000


TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND





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

                                  EXHIBIT "B"

                                     to the

                            TRANSPORTATION AGREEMENT

                              DATED March 1, 1992

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY


                                DELIVERY POINTS
                                ---------------


                                                            Maximum Daily Delivery
                                                              Obligation ("MDDO")
Delivery Point                                              For Each Delivery Point
- --------------                                              -----------------------
South Seattle                                                       5,000


TOTAL MDDO MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND





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